Exhibit 99.1

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF AUGUST 18, 2003

      RIG NAME          WD             DESIGN            LOCATION           STATUS*             OPERATOR
------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------
Ocean Quest          3,500'    Victory Class                GOM           Contracted             Murphy
------------------------------------------------------------------------------------------------------------
Ocean Star           5,500'    Victory Class                GOM           Contracted           Kerr McGee
------------------------------------------------------------------------------------------------------------
Ocean America        5,500'    Ocean Odyssey                GOM           Contracted              Devon
------------------------------------------------------------------------------------------------------------
Ocean Valiant        5,500'    Ocean Odyssey                GOM           Contracted              Devon
------------------------------------------------------------------------------------------------------------
Ocean Victory        5,500'    Victory Class                GOM           Contracted            Newfield
------------------------------------------------------------------------------------------------------------
Ocean Confidence     7,500'    DP Aker H-3.2 Modified       GOM           Contracted               BP
------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
------------------------------------------------------------------------------------------------------------
Ocean Concord        2,200'    F&G SS-2000                  GOM           Contracted           Kerr McGee
------------------------------------------------------------------------------------------------------------
Ocean Lexington      2,200'    F&G SS-2000                  GOM           Contracted        Walter Oil & Gas


------------------------------------------------------------------------------------------------------------
Ocean Saratoga       2,200'    F&G SS-2000                  GOM              Idle                 DODI


------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'    F&G SS-2000                  GOM              Idle                 DODI

------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
------------------------------------------------------------------------------------------------------------
Ocean Crusader       200'      Mat Cantilever               GOM           Contracted        Walter Oil & Gas
------------------------------------------------------------------------------------------------------------
Ocean Drake          200'      Mat Cantilever               GOM              Idle                 DODI
------------------------------------------------------------------------------------------------------------
Ocean Columbia       250'      Independent Leg Cantilever   GOM           Contracted            ADTI/Tana
------------------------------------------------------------------------------------------------------------
Ocean Spartan        300'      Independent Leg Cantilever   GOM           Contracted          Stone Energy
------------------------------------------------------------------------------------------------------------
Ocean Spur           300'      Independent Leg Cantilever   GOM           Contracted            Newfield
------------------------------------------------------------------------------------------------------------
Ocean King           300'      Independent Leg Cantilever   GOM           Contracted           BP America
------------------------------------------------------------------------------------------------------------
Ocean Nugget         300'      Independent Leg Cantilever   GOM           Contracted          Taylor Energy

------------------------------------------------------------------------------------------------------------
Ocean Summit         300'      Independent Leg Cantilever   GOM              Idle                 DODI
------------------------------------------------------------------------------------------------------------
Ocean Warwick        300'      Independent Leg Cantilever   GOM           Contracted           BP America

------------------------------------------------------------------------------------------------------------
Ocean Titan          350'      Independent Leg Slot         GOM      Shipyard for cantilever      DODI
                                                                            upgrade
------------------------------------------------------------------------------------------------------------
Ocean Tower          350'      Independent Leg Cantilever   GOM           Contracted          Merit Energy
------------------------------------------------------------------------------------------------------------


                                       1

      RIG NAME          WD             DESIGN            LOCATION           STATUS*             OPERATOR
------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'    Bethlehem SS-2000            GOM           Contracted              PEMEX
------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'    Aker H-3                     GOM           Contracted              PEMEX
------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'    F&G 9500 Enhanced            GOM           Contracted              PEMEX
                               Pacesetter
------------------------------------------------------------------------------------------------------------

AFRICA
------------------------------------------------------------------------------------------------------------
Ocean Patriot        1,500'    Bingo 3000              South Africa          Idle                 DODI
------------------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'    Aker H-3                  North Sea        Contracted           PetroCanada
------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'    Earl & Wright Sedco 711   North Sea        Contracted              Shell
                               Series
------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'    Aker H-3                  North Sea        Contracted            Talisman
------------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500'    Bingo 3000                North Sea           Idle                 DODI
------------------------------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'    Victory Class             Australia        Contracted              Inpex
------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'    Korkut                    Australia           Idle                 DODI
------------------------------------------------------------------------------------------------------------
Ocean General        1,640'    Korkut                     Vietnam         Contracted          PetroVietnam
------------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000'    Victory Class             Indonesia        Contracted             Unocal
------------------------------------------------------------------------------------------------------------
Ocean Rover          7,000'    Victory Class             Singapore        Contracted             Murphy
------------------------------------------------------------------------------------------------------------

BRAZIL
------------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300'    DP DYVI Super Yatzy        Brazil          Contracted            Petrobras
------------------------------------------------------------------------------------------------------------
Ocean Winner         3,500'    Aker H-3                   Brazil          Contracted            Petrobras
------------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000'    Alliance Class             Brazil          Contracted            Petrobras
------------------------------------------------------------------------------------------------------------



                                       2

      RIG NAME          WD             DESIGN            LOCATION           STATUS*             OPERATOR
------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------
Ocean Clipper        7,500'    DP Fluor/Mitsubishi        Brazil          Contracted            Petrobras
------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------
Ocean Sovereign      250'      Independent Leg           Indonesia           Idle                 DODI
                               Cantilever
------------------------------------------------------------------------------------------------------------
Ocean Heritage       300'      Independent Leg           Indonesia           Idle                 DODI
                               Cantilever
------------------------------------------------------------------------------------------------------------

COLD STACKED (7)
------------------------------------------------------------------------------------------------------------
Ocean Liberator      600'      Aker H-3                  S. Africa       Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------
Ocean Century        800'      Korkut                       GOM          Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------
Ocean Prospector     1,700'    Victory Class                GOM          Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------
Ocean Champion       250'      Mat Slot                     GOM          Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000'    Victory Class                GOM          Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------
Ocean Voyager        3,200'    Victory Class                GOM          Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------
Ocean New Era        1,500'    Korkut                       GOM          Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------


NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico

** TABLE CONTINUED... **

      RIG NAME                CURRENT TERM        DAYRATE (000S)    START DATE
-------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------
Ocean Quest               one well plus option     low 50's        mid June 2003
-------------------------------------------------------------------------------------
Ocean Star                nine month term work     mid 80's      early March 2003
-------------------------------------------------------------------------------------
Ocean America                   one well          upper 60's      early June 2003
-------------------------------------------------------------------------------------
Ocean Valiant                   one well          upper 50's      late April 2003
-------------------------------------------------------------------------------------
Ocean Victory                   two wells           low 40s       late July 2003
                         (Saratoga substitution)
-------------------------------------------------------------------------------------
Ocean Confidence             five-year term          170's      early January 2001
-------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
-------------------------------------------------------------------------------------
Ocean Concord              second of two wells     mid 40's       early July 2003
                               plus option
-------------------------------------------------------------------------------------
Ocean Lexington            second of two wells    upper 30's      early May 2003
-------------------------------------------------------------------------------------
Ocean Saratoga                      -                  -                 -
-------------------------------------------------------------------------------------
Ocean Yorktown                      -                  -                 -
-------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------------
Ocean Crusader             first of two wells      low 20's       late June 2003
                               plus option
-------------------------------------------------------------------------------------
Ocean Drake                         -                  -                 -
-------------------------------------------------------------------------------------
Ocean Columbia            one well plus option     mid 20's       mid August 2003
-------------------------------------------------------------------------------------
Ocean Spartan             one well plus option     mid 20's       late July 2003
-------------------------------------------------------------------------------------
Ocean Spur                      one well           mid 20's       late June 2003
-------------------------------------------------------------------------------------
Ocean King                   multiple wells        mid 20's      early April 2003
-------------------------------------------------------------------------------------
Ocean Nugget              seventh of seven wells   mid 20's       mid March 2003
                               plus option
-------------------------------------------------------------------------------------
Ocean Summit                        -                  -                 -
-------------------------------------------------------------------------------------
Ocean Warwick                  end of well         mid 20's       mid April 2003

-------------------------------------------------------------------------------------
Ocean Titan                         -                  -                 -
-------------------------------------------------------------------------------------
Ocean Tower                     one well          upper 20's      late July 2003
-------------------------------------------------------------------------------------


                                       1

      RIG NAME                CURRENT TERM        DAYRATE (000S)    START DATE
-------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
-------------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------------
Ocean Ambassador           four year term work     mid 50's       late July 2003
-------------------------------------------------------------------------------------
Ocean Whittington          four year term work     low 60's       late July 2003
-------------------------------------------------------------------------------------
Ocean Worker               four year term work    upper 60's      mid August 2003
-------------------------------------------------------------------------------------

AFRICA
-------------------------------------------------------------------------------------
Ocean Patriot                       -                  -                 -
-------------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------------
Ocean Nomad                     one well           mid 40's        mid June 2003
-------------------------------------------------------------------------------------
Ocean Guardian          one year plus one year     low 50's      early April 2003
                                option
-------------------------------------------------------------------------------------
Ocean Princess          first of two wells plus    low 40's        late May 2003
                                option
-------------------------------------------------------------------------------------
Ocean Vanguard                      _                  _                 _
-------------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------------
Ocean Bounty              three wells plus two     low 70's        mid June 2003
-------------------------------------------------------------------------------------
Ocean Epoch                         -                  -                 -
-------------------------------------------------------------------------------------
Ocean General            Three wells plus option   mid 50's      early August 2003
-------------------------------------------------------------------------------------
Ocean Baroness            400 days plus option       110's        late March 2003
-------------------------------------------------------------------------------------
Ocean Rover              Three wells plus option     110s          mid July 2003
-------------------------------------------------------------------------------------

BRAZIL
-------------------------------------------------------------------------------------
Ocean Yatzy             five-year term plus option   120's      early November 1998
-------------------------------------------------------------------------------------
Ocean Winner               one year extension      low 60's     early November 2002
-------------------------------------------------------------------------------------
Ocean Alliance             four-year contract        110's     early September 2000
-------------------------------------------------------------------------------------



                                       2

      RIG NAME                CURRENT TERM        DAYRATE (000S)    START DATE
-------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------------
Ocean Clipper              one-year extension        100's       mid February 2003
-------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------------
Ocean Sovereign                     -                  -                 -
-------------------------------------------------------------------------------------
Ocean Heritage                      -                  -                 -
-------------------------------------------------------------------------------------

COLD STACKED (7)
-------------------------------------------------------------------------------------
Ocean Liberator                     -                  -                 -
-------------------------------------------------------------------------------------
Ocean Century                       -                  -                 -
-------------------------------------------------------------------------------------
Ocean Prospector                    -                  -                 -
-------------------------------------------------------------------------------------
Ocean Champion                      -                  -                 -
-------------------------------------------------------------------------------------
Ocean Endeavor                      -                  -                 -
-------------------------------------------------------------------------------------
Ocean Voyager                       -                  -                 -
-------------------------------------------------------------------------------------
Ocean New Era                       -                  -                 -
-------------------------------------------------------------------------------------


NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico

** TABLE CONTINUED... **

      RIG NAME           ESTIMATED END DATE         FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------
Ocean Quest             early September 2003   available.
------------------------------------------------------------------------------------------------
Ocean Star                late October 2003    available.
------------------------------------------------------------------------------------------------
Ocean America            mid September 2003    available.
------------------------------------------------------------------------------------------------
Ocean Valiant           early September 2003   available.
------------------------------------------------------------------------------------------------
Ocean Victory            late September 2003   available.
------------------------------------------------------------------------------------------------
Ocean Confidence         early January 2006    available.
------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
------------------------------------------------------------------------------------------------
Ocean Concord            late September 2003   available.
------------------------------------------------------------------------------------------------
Ocean Lexington           late August 2003     Two wells plus option with Walter in low 40's
                                               beginning late August and ending mid October
                                               2003.
------------------------------------------------------------------------------------------------
Ocean Saratoga                    -            One well plus option with LLOG in low 40s
                                               beginning late August and ending mid September;
                                               available.
------------------------------------------------------------------------------------------------
Ocean Yorktown                    -            Under tow to U.S. GOM, then survey; available mid
                                               Sept.
------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
------------------------------------------------------------------------------------------------
Ocean Crusader           late September 2003   available.
------------------------------------------------------------------------------------------------
Ocean Drake                       -            Survey; available mid Sept.
------------------------------------------------------------------------------------------------
Ocean Columbia            mid October 2003     available.
------------------------------------------------------------------------------------------------
Ocean Spartan             mid October 2003     available.
------------------------------------------------------------------------------------------------
Ocean Spur                late August 2003     available.
------------------------------------------------------------------------------------------------
Ocean King               mid September 2003    available.
------------------------------------------------------------------------------------------------
Ocean Nugget              late August 2003     Two well extension with Taylor in mid 20s ending
                                               late October 2003; available.
------------------------------------------------------------------------------------------------
Ocean Summit                      -            available.
------------------------------------------------------------------------------------------------
Ocean Warwick             late August 2003     One well plus option with ADTI/Newfield in mid
                                               20s ending late September 2003.
------------------------------------------------------------------------------------------------
Ocean Titan                       -            Cantilever upgrade ending mid December 2003.
------------------------------------------------------------------------------------------------
Ocean Tower               late August 2003     available.
------------------------------------------------------------------------------------------------


                                       1

      RIG NAME           ESTIMATED END DATE         FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------
Ocean Ambassador          mid December 2007    available.
------------------------------------------------------------------------------------------------
Ocean Whittington        early October 2006    available.
------------------------------------------------------------------------------------------------
Ocean Worker               late July 2007      available.
------------------------------------------------------------------------------------------------

AFRICA
------------------------------------------------------------------------------------------------
Ocean Patriot                     -            available.
------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------
Ocean Nomad               late August 2003     available.
------------------------------------------------------------------------------------------------
Ocean Guardian             late March 2004     available.
------------------------------------------------------------------------------------------------
Ocean Princess           early November 2003   First option declared plus option with Talisman
                                               in low 40s beginning early November 2003 and
                                               ending mid January 2004.
------------------------------------------------------------------------------------------------
Ocean Vanguard                    _            available.
------------------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------------------
Ocean Bounty               mid March 2004      available.
------------------------------------------------------------------------------------------------
Ocean Epoch                       -            available.
------------------------------------------------------------------------------------------------
Ocean General            early February 2004   available.
------------------------------------------------------------------------------------------------
Ocean Baroness             early May 2004      available.
------------------------------------------------------------------------------------------------
Ocean Rover              late November 2003    available.
------------------------------------------------------------------------------------------------

BRAZIL
------------------------------------------------------------------------------------------------
Ocean Yatzy              early November 2003   Scheduled for survey in 4th Qtr. Estimated
                                               downtime 30 days.
------------------------------------------------------------------------------------------------
Ocean Winner             late November 2004    Scheduled for survey in 4th Qtr. Estimated
                                               downtime 60 days.
------------------------------------------------------------------------------------------------
Ocean Alliance          early September 2004   Scheduled for survey in 4th Qtr. Estimated
                                               downtime 60 days.
------------------------------------------------------------------------------------------------



                                       2

      RIG NAME           ESTIMATED END DATE         FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------
Ocean Clipper            early January 2004    available.
------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------
Ocean Sovereign                   -            available.
------------------------------------------------------------------------------------------------
Ocean Heritage                    -            available.
------------------------------------------------------------------------------------------------

COLD STACKED (7)
------------------------------------------------------------------------------------------------
Ocean Liberator                   -            Cold stacked Nov. '02.
------------------------------------------------------------------------------------------------
Ocean Century                     -            Cold stacked July '98.
------------------------------------------------------------------------------------------------
Ocean Prospector                  -            Cold stacked Oct. '99.
------------------------------------------------------------------------------------------------
Ocean Champion                    -            Cold Stacked Feb. '02.
------------------------------------------------------------------------------------------------
Ocean Endeavor                    -            Cold stacked March '02.
------------------------------------------------------------------------------------------------
Ocean Voyager                     -            Cold stacked March '02.
------------------------------------------------------------------------------------------------
Ocean New Era                     -            Cold stacked Dec. '02.
------------------------------------------------------------------------------------------------


NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico


                                       3

** TABLE COMPLETE **